                                                                   EXHIBIT 10.18

                             EMPLOYMENT AGREEMENT

     This Employment Agreement is entered into as of January 2, 2001 by and between Craig Brennan (the "Executive") and Brio Technology, Inc., a Delaware
                            ---------
corporation (the "Company ").
                  -------

     1.  Duties and Scope of Employment.
         ------------------------------

         (a)    Position. During his employment under this Agreement
                --------
("Employment"), the Company agrees to employ the Executive in the position of
  ----------
President and Chief Executive Officer. As such, the Executive shall report to the Company's Board of Directors (the "Board"). At the next meeting of the Board
                                       -----
following execution by the Executive of this Agreement, the Executive will be nominated to serve as a Director, and if so elected, the Executive shall serve in such capacity without additional compensation.

         (b)    Obligations to the Company. During his Employment, the Executive
                --------------------------
agrees to devote his full business efforts and time to the Company and to the best of his ability to loyally and conscientiously perform all of the duties and obligations required of and from him pursuant to the terms hereof. The Executive further agrees that the Company will be entitled to all of the benefits and profits arising from or incident to all his work services and advice, that he will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the Company's Board, and that he will not during his employment directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Nothing in this Agreement will prevent the Executive from accepting speaking or presentation engagements in exchange for honoraria or from serving on boards of charitable organizations, or from owning no more than two percent (2%) of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange or the Nasdaq.

         (c)    No Conflicting Obligations. The Executive represents and
                --------------------------
warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest and that his Employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employers.

         (d)    Start Date. The Executive shall commence full-time Employment on
                ----------
January 2, 2001 (the "Start Date").
                      ----------

     2.  Cash and Incentive Compensation.
         -------------------------------

         (a)    Salary. The Company shall pay the Executive as compensation for
                ------
his services a base salary at the rate of not less than $29,166.67 per month ($350,000 on an annualized basis), payable in accordance with the Company's standard payroll schedule and subject to applicable tax withholding. (The salary specified in this subsection (a), together with any increases in such salary that the Company may grant from time to time, is referred to in this Agreement as the "Base Salary.")
        -----------

         (b)    Sign-on Bonus. The Executive shall be paid a sign-on bonus of
                -------------
$100,000 (the "Sign-on Bonus"), subject to applicable tax withholding, that will
               -------------
be earned when Executive commences Employment. This Sign-on Bonus will be paid in fully vested shares of the Company's Common Stock, with the number of shares determined using the fair market value of the Common Stock as of the Start Date.

         (c)    Annual Bonus. Executive will be eligible to earn an annual
                ------------
discretionary incentive bonus of  $200,000 ("Target Bonus"). This Target Bonus
                                             ------------
will be earned based on achievement of objectives to be identified by the Board. The Board will set objectives, after consultation with Executive, within sixty days of the start of each bonus period. Bonuses payable under this subsection
(c) shall be payable in accordance with the Company's normal practices and policies no later than 30 days after the end of each bonus period. The Target Bonus for the first year of Executive's employment (the period ending December 31, 2001) shall be guaranteed and shall be paid pro rata on a quarterly basis in accordance with the Company's normal practices and policies, provided however that the Company shall advance to the Executive $50,000 of the Target Bonus for the first year of his employment, at such time as requested by the Executive following the Start Date. In the event that the Executive voluntarily resigns "Without Good Reason" (as such term is defined in Section 10 below) within the first year of his Employment, the Executive shall be obligated to repay to the Company a pro rata portion of such advance payment based on the number of months of such year in which he shall not be employed.

         (d)    Equity.
                ------

                (i)    Option Grant. Subject to the approval of the Board, the
                       ------------
Company shall grant the Executive a stock option (the "Option") to purchase the
                                                       ------
number of shares that represents ten percent (10%) of the outstanding shares of the Company's Common Stock as of the date of grant (the "Shares"). The Option
                                                         ------
shall be granted on the Start Date. The per Share exercise price of the Option will be equal to the per Share fair market value of the Common Stock on the date of grant, as determined by the Board. The term of such Option shall be 10 years, subject to earlier expiration in the event of the termination of the Executive's Employment. The Executive shall vest in the Option Shares as follows: twenty-five percent (25%) of the Shares shall vest on the first anniversary of the Start Date and the remaining Shares shall vest in equal installments each month thereafter, such that all Shares shall be vested as of the fourth anniversary of the Start Date. The Option shall be immediately exercisable by the Executive as to twenty-five percent (25%) of the Shares, if the Executive elects to do so, but the purchased shares shall be subject to repurchase by the Company at the exercise price if the Executive's Employment terminates before he vests in the Shares.

                         (A)    Terms of Option. The Option shall be issued
                                ---------------
pursuant to, and, except as otherwise set forth in this Section 2(d), subject to the terms of, the Company's 1998 Stock Option Plan and the standard form of stock option agreement thereunder (copies of which are attached hereto as Exhibit A).
---------

                         (B)    Effect of Termination of Employment Not in
                                ------------------------------------------
Connection with a Change of Control. If during the first year of Executive's
-----------------------------------
Employment, the Company terminates Executive's Employment "Without Cause" or Executive resigns for "Good Reason," (as such terms are defined in Section 10 below) and such termination is not in connection with a "Change of Control" of the Company (as such term is defined in Section 10 below) then twenty-five percent (25%) of the shares subject to Executive's outstanding options will become vested and, if applicable, the Company's repurchase rights as to such shares shall lapse as of the termination date. Following the first year of Executive's Employment, if the Company terminates Executive's Employment "Without Cause," or Executive resigns for "Good Reason," and such termination is not in connection with a Change of Control of the Company, then Executive shall receive additional vesting of each of his outstanding options and, if applicable, the Company's repurchase rights as to such shares shall lapse, as if he had provided an additional twelve (12) months of service from the date employment terminates.

                         (C)    Effect of Termination of Employment in
                                --------------------------------------
Connection with a Change of Control. If the Company terminates Executive's
-----------------------------------
Employment "Without Cause," or Executive resigns for "Good Reason," within twelve (12) months following a Change of Control of the Company, then each of the Executive's outstanding options will become fully vested and, if applicable, the Company's repurchase rights will lapse as to all shares subject to all options as of the termination date.

     3.   Vacation and Executive Benefits. During his Employment, the Executive
          -------------------------------
shall be eligible for paid vacation in accordance with the Company's standard policy for other executive officers, as such policy may be amended from time to time, and shall be eligible to participate in any employee benefit plans maintained by the Company for other executive officers, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

     4.   Business Expenses. During his Employment, the Executive shall be
          -----------------
authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Executive for such expenses, upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

     5.   Temporary Housing Expenses. The Company will provide a monthly housing
          --------------------------
allowance of up to $6,000 for Executive's temporary housing expenses in the South Bay area following the Start Date. The Company will further provide Executive a full gross-up on the housing payments that are not deductible for tax purposes. The Executive shall present appropriate supporting documentation of such costs in accordance with the Company's applicable policies.

     6.   Appointments to Board. For a period of one year following the six
          ---------------------
month anniversary of the Executive's Start Date, the Executive shall have the opportunity to nominate up to two individuals for appointment or election to the Board. The actual appointment or election of such individuals shall be subject to the approval of the Board and to the availability of a vacancy on the Board at such time.

     7.   Attorney's Fees. The Company will reimburse the Executive for
          ---------------
attorney's fees incurred by the Executive in connection with the negotiation and execution of this Agreement, up to a maximum of $10,000.

     8.   Nature of Employment.
          --------------------

          (a)    At-Will Employment. The Executive's Employment with the Company
                 ------------------
shall at all times be "at will," which means that either the Executive or the Company may terminate the Executive's Employment at any time, for any or no reason, with or without Cause (as defined below). Any contrary representations that may have been made or may be made to the Executive at any time shall be superseded and governed by this Section 8(a). This Agreement shall constitute the full and complete agreement between the Executive and the Company on the "at will" nature of the Executive's Employment, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company.

          (b)    Termination. The Company may terminate the Executive's
                 -----------
Employment at any time and for any or no reason, and with "Cause" or "Without Cause," by giving the Executive notice in writing. The Executive may terminate his Employment by giving the Company 14 days' advance notice in writing. The Executive's Employment shall terminate automatically in the event of his death.

          (c)    Rights Upon Termination. Except as expressly provided in
                 -----------------------
Section 9, upon termination of the Executive's Employment pursuant to this
Section 8, the Executive shall be entitled to the compensation, benefits and reimbursement described in Section 2, 3, 4 and 5 for the period preceding the effective date of termination.

          (d)    Termination of Agreement. This Agreement shall terminate when
                 ------------------------
all obligations of the parties hereunder have been satisfied. The termination of this Agreement shall not limit or otherwise affect any of the Executive's obligations under Section 11 or the Company's obligations under Sections 12 and 13.

     9.   Termination Benefits. The Executive shall be entitled to receive
          --------------------
benefits upon termination of employment only as set forth in this Section 9. The Executive's entitlement to such termination benefits shall be conditioned upon the Executive's execution and delivery to the Company of (ii) a general release of all claims, (ii) a resignation from all of the Executive's positions with the Company and (iii) an agreement not to engage directly or indirectly or participate in any business or proposed business that is competitive in any manner with the business of the Company for the period of time following termination of the Executive's employment during which the Company is providing termination benefits to Executive as set forth in Section 9(a)(i)(A) or Section 9(a)(ii)(A) below.

          (a)  Involuntary Termination.
               -----------------------

               (i)    Involuntary Termination during First Year of Employment.
                      -------------------------------------------------------
If the Company terminates the Executive's Employment "Without Cause" or the Executive resigns for "Good Reason" during the first year of Employment, then the Executive shall be entitled to the following termination benefits:

                      (A) Payment of 12 months of his then-current Base Salary (subject to applicable tax withholding), payable in accordance with the Company's normal payroll practices;

                      (B)    Payment of the full Target Bonus specified in
Section 2(c);

                      (C) Reimbursement for the expenses incurred in continuing his medical coverage for himself and his dependents under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") for twelve (12) months, provided the Executive makes a timely election for such continued coverage; and

                      (D) Acceleration of vesting of his Option Shares as set forth in either Section 2(d)(i)(B) or (C), as applicable.

               (ii)   Involuntary Termination on or after the First Year of
                      -----------------------------------------------------
Employment. If the Company terminates the Executive's Employment "Without Cause"
----------
or the Executive resigns for "Good Reason" at any time on or after the first year of Employment, then the Executive shall be entitled to the following termination benefits:

                      (A) Payment of 12 months of his then-current Base Salary (subject to applicable tax withholding), payable in accordance with the Company's normal payroll practices;

                      (B) Payment of his Target Bonus on a pro rata basis for the period in which the termination occurs (as though all milestones applicable to such bonus have been achieved), less all applicable tax withholding, which amount, if any, shall be payable in accordance with the terms of the Company's bonus program;

                      (C) Reimbursement for the expenses incurred in continuing his medical coverage for himself and his dependents under COBRA for twelve (12) months, provided the Executive makes a timely election for such continued coverage; and

                      (D) Acceleration of the vesting of his Option Shares as provided in either Section 2(d)(i)(B) or (C), as applicable.

          (b)    Other Terminations. With respect to any termination of
                 ------------------
Employment other than those described in Section 9(a) above, the Executive shall not be entitled to any severance benefits and such terminations shall be governed by Section 8(c) above.

     10.    Definitions.
            -----------

            (a)    "Cause." For all purposes under this Agreement, a termination
                    -----
for "Cause" shall mean a good faith determination by the Board that the Executive's Employment be terminated for any of the following reasons: (i) the Executive's willful act of fraud, embezzlement, dishonesty or other misconduct that materially damages the Company; (ii) the Executive's willful failure to perform his duties to the Company, to follow Company policy as set forth in writing from time to time, or to follow the legal directives of the Board (other than failure to meet performance goals, objectives or measures), in each case in a manner that results in material damage to the Company, that is not corrected within thirty (30) days following written notice thereof to Executive by the Board, such notice to state with specificity the nature of the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; (iii) the Executive's misappropriation of any material assets of the Company; (iv) the Executive's conviction of, or a plea of "Guilty" or "no contest" to, a felony under the laws of the United States or any state thereof; (v) the Executive's willful and material breach of any agreement with the Company, that is not corrected within thirty (30) days following written notice thereof to Executive by the Board, such notice to state with specificity the nature of the breach; provided that if such breach cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; and (vi) the Executive's willful use or unauthorized disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Executive owes an obligation of nondisclosure as a result of his relationship with the Company.

            (b)    "Change of Control." For all purposes under this Agreement,
                    -----------------
"Change of Control" shall mean (i) a merger, reorganization, consolidation or similar event, whether in a single transaction or in a series of transactions (collectively the "Transaction") unless immediately following such Transaction
                   -----------
(and after giving effect to such Transaction) the Company's stockholders immediately prior to the Transaction own at least fifty percent (50%) of the total combined voting power of the surviving or acquiring entity in substantially the same proportions as their ownership of the voting power of the Company's outstanding securities immediately before such Transaction; (ii) any person (having the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended ("1934 Act") and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of Section 13(d)(3)) has or acquires beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of at least 50% of the total combined voting power of the Company's outstanding securities; (iii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (iv) a complete liquidation or dissolution of the Company.

            (c)    "Good Reason." For all purposes under this Agreement, "Good
                    -----------
Reason" for the Executive's resignation will exist if he resigns within 60 days of the occurrence of any of the following without the Executive's written consent: (i) any reduction in his Base Salary or Target Bonus; (ii) any material reduction in his benefits; (iii) a change in his position with the Company or a successor company that materially reduces his stature (as either a Chief Executive

Officer or President of a division of a publicly traded company) or level of P&L responsibility; (iv) any requirement that he relocate his place of employment by more than thirty-five (35) miles from his then current office; or (v) a material breach by the Company of its obligations to the Executive under this Agreement, that is not corrected within thirty (30) days following written notice thereof to the Company by the Executive, such notice to state with specificity the nature of the failure; provided that if such failure cannot reasonably be corrected within thirty (30) days of written notice thereof, correction shall be commenced by the Company within such period and may be corrected within a reasonable period thereafter. A resignation by the Executive under any other circumstances or for any other reasons will be a resignation "Without Good Reason."

     11.   Confidentiality Agreement. The Executive shall sign a Confidential
           -------------------------
Information and Invention Assignment Agreement (the "Confidentiality Agreement")
                                                     -------------------------
in the form attached hereto as Exhibit B. The Executive hereby represents and
                               ---------
warrants to the Company that he will comply with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of the Executive's employment relationship with the Company.

     12.   Successors.
           ----------

           (a)    Company's Successors. This Agreement shall be binding upon any
                  --------------------
successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

           (b)    Executive's Successors. This Agreement and all rights of the
                  ----------------------
Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     13.   Indemnification. The Company indemnifies all officers and directors
           ---------------
to the maximum extent permitted by law, and the Executive will be requested to enter into the Company's standard form of Indemnification Agreement giving him such protection (a copy of which is attached hereto as Exhibit C). Pursuant to
                                                       ---------
the Indemnification Agreement, the Company will agree to advance any expenses for which indemnification is available to the extent allowed by applicable law.

     14.   Miscellaneous Provisions.
           ------------------------

           (a)    No Duty to Mitigate. The Executive shall not be required to
                  -------------------
mitigate the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that the Executive may receive from any other source.

           (b)    Notice. Notices and all other communications contemplated by
                  ------
this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to him at the home address that he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

          (c)    Modifications and Waivers. No provision of this Agreement shall
                 -------------------------
be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

          (d)    Whole Agreement. No other agreements, representations or
                 ---------------
understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Confidentiality Agreement, the Indemnification Agreement, and the stock option agreement and stock plan documents, contain the entire understanding of the parties with respect to the subject matter hereof.

          (e)    Taxes. All Payments made under this Agreement shall be subject
                 -----
to reduction to reflect taxes or other charges required to be withheld by law.

          (f)    Choice of Law. The validity, interpretation, construction and
                 -------------
performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

          (g)    Severability. The invalidity or unenforceability of any
                 ------------
provision or provisions of this Agreement shall not effect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

          (h)    No Assignment. This Agreement and all rights and obligations of
                 -------------
the Executive hereunder are personal to the Executive and may not be transferred or assigned by the Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

          (i)    Arbitration. Any dispute or claim arising out of or in
                 -----------
connection with this Agreement will be finally settled by binding arbitration in San Francisco, California in accordance with the rule of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The Executive and the Company shall split the cost of the arbitration filing and hearing fees and the cost of the arbitrator. Each party shall bear its own attorney fees, unless otherwise determined by the arbitrator. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules or statutory arbitration, to the resolution of any dispute. Judgement on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraphs, without breach of this arbitration provision. This Section 14(i) shall not apply to any dispute or claim relating to the Confidentiality Agreement.

          (j)    Headings. The headings of the paragraphs contained in this
                 --------
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

          (k)    Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                 [Signature page follows]

     Each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                                    CRAIG BRENNAN


                                    /s/ Craig Brennan
                                    -----------------
                                    Craig Brennan



                                    BRIO TECHNOLOGY, INC.


                                    By: Yorgen Edholm
                                        -------------

                                    Title:  CEO
                                           ----